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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 20, 1999 (September 13, 1999)






                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


         Delaware                                              04-3164298
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                        75252-5613
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200






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Item 5.  Other Events.

     On  September  13,  1999,   American  Pad  &  Paper  Company   (OTCBB:AMPP)
(AP&P) announced the appointment of Barry L. Silberman as Vice President of Marketing for the AMPAD Division.

This press release is incorporated herein as Exhibit 99.032

Exhibit

99.32 Press release by the Company dated September 13, 1999.








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                American Pad & Paper Company



September 20, 1999                       /s/ David N. Pilotte
Date                                     David N. Pilotte
                                         Vice President and Corporate Controller
                                         Principal Accounting Officer




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                                                                  Exhibit 99.032
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For immediate release                                     CONTACT: Mark Lipscomb
                                                                  (972) 733-5415


AMERICAN PAD & PAPER APPOINTS VICE PRESIDENT OF MARKETING FOR AMPAD DIVISION

     DALLAS, Texas, September 13, 1999, -- American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced today that Barry L. Silberman, has been appointed VP of Marketing for the AMPAD Division of American Pad & Paper Company.

     Mr. Silberman, 47, will assume overall responsibility for the AMPAD Division marketing plan, and will develop the strategies and tactics to achieve the Division's profit, revenue and market share goals. Mr. Silberman will report directly to James V. Heim, President of the AMPAD Division. American Pad & Paper's AMPAD Division is among the largest national suppliers of writing pads, filing supplies, and retail envelopes to many of the fastest growing office product retailers and distributors.

     With over 22 years of marketing experience, Mr. Silberman's most recent position prior to joining AP&P was VP of Marketing for American Camper, Inc., a division of Brunswick. He has also held vice president of marketing positions with Wellmark International, a division of Central Garden and Pet, Impact
International, a division of ERO Industries and was with the Office Products Group of Esselte Pendaflex in several product management positions.

     "Having someone with Barry's extensive marketing experience will help us expand AMPAD's market share," said James V. Heim, President of the AMPAD Division. "During his marketing career, Barry has successfully improved market and brand presence at many key accounts including: Wal-Mart, Kmart, Target, Sam's Warehouse Club, Kroger, Walgreens and Office Depot. I am confident he will help drive both immediate and long-term results in the AMPAD Division."

           American Pad & Paper Company is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card. Company revenues in 1998 were $662 million and additional information is available on the Company's Website at http://www.americanpad.com.


         This release contains forward-looking statements relating to future results. Actual results may differ significantly as a result of factors over which the Company has no control, including, but not limited to the following: changing economic conditions, slower than anticipated sales growth, price and product competition and changes in raw material costs. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.